   As filed with the Securities and Exchange Commission on February 16, 2000
                                                      Registration No. 333-

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                ---------------
                         WATCHGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    7372                    91-1712427
     (State or other          (Primary Standard           (I.R.S. Employer
     jurisdiction of      Industrial Classification     Identification No.)
     incorporation or            Code Number)
      organization)
                     316 Occidental Avenue South, Suite 200
                           Seattle, Washington 98104
                                 (206) 521-8340
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                              CHRISTOPHER G. SLATT
          President, Chief Executive Officer and Chairman of the Board
                         WatchGuard Technologies, Inc.
                     316 Occidental Avenue South, Suite 200
                           Seattle, Washington 98104
                                 (206) 521-8340
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:
           Stephen M. Graham                         David A. Hubb
             Alan C. Smith                           Mark P. Cawley
             Ann L. McGuire                         Warren C. Jones
            Perkins Coie LLP                Gray Cary Ware & Freidenrich LLP
     1201 Third Avenue, 48th Floor                400 Hamilton Avenue
       Seattle, Washington 98101              Palo Alto, California 94301
             (206) 583-8888                          (650) 328-6561
                                ---------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
                                ---------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-95049

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]_______________

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]_______________

  If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                          Proposed Maximum
  Title of Each Class                    Proposed Maximum    Aggregate       Amount of
  of Securities to Be      Amount to Be   Offering Price      Offering     Registration
       Registered         Registered(1)    Per Share(2)       Price(2)          Fee
---------------------------------------------------------------------------------------
Common Stock, $0.001 par
 value per share.......   414,000 shares     $54.125        $22,407,750       $5,916
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
(1) Includes 54,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.
(2) Based on the offering price.
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

 INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1 (REGISTRATION
                                 NO. 333-95049)

  WatchGuard Technologies, Inc. hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (Registration No. 333-95049), as amended (including the exhibits thereto), declared effective at approximately 4:30 p.m. on February 15, 2000 by the Securities and Exchange Commission.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

  (a) Exhibits

 Number                               Description
 ------                               -----------
  5.1   Opinion of Perkins Coie LLP as to the legality of the shares.

 23.1   Consent of Ernst & Young LLP, independent auditors.

 23.2   Consent of Deloitte & Touche LLP, independent auditors.

 23.3   Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit
        5.1).

 24.1++ Power of Attorney (see page II-6 of WatchGuard Technologies, Inc.'s
        Registration Statement on Form S-1 (Registration No. 333-95049) which is incorporated herein by reference).

--------
++ Previously filed.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 15th day of February, 2000.

                                          WATCHGUARD TECHNOLOGIES, INC.

                                                /s/ Christopher G. Slatt
                                          By: _________________________________
                                                    Christopher G. Slatt
                                               President and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated below on the 15th day of February, 2000.

     /s/ Christopher G. Slatt          President, Chief Executive Officer and
______________________________________  Chairman of the Board (Principal Executive
         Christopher G. Slatt           Officer)

        /s/ Steven N. Moore            Executive Vice President of Finance, Chief
______________________________________  Financial Officer, Secretary Treasurer and
           Steven N. Moore              Director (Principal Financial and
                                        Accounting Officer)

        * Stuart J. Ellman             Director
______________________________________
           Stuart J. Ellman

       * Andrew W. Verhalen            Director
______________________________________
          Andrew W. Verhalen

      * Charles P. Waite, Jr.          Director
______________________________________
        Charles P. Waite, Jr.

       /s/ Steven N. Moore
*By: _________________________________
           Steven N. Moore
           Attorney-in-Fact

                               INDEX TO EXHIBITS

 Number                               Description
 ------                               -----------
  5.1   Opinion of Perkins Coie LLP as to the legality of the shares.

 23.1   Consent of Ernst & Young LLP, independent auditors.

 23.2   Consent of Deloitte & Touche LLP, independent auditors.

 23.3   Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit
        5.1).

 24.1++ Power of Attorney (see page II-6 of WatchGuard Technologies, Inc.'s
        Registration Statement on Form S-1 (Registration No. 333-95049) which is incorporated herein by reference).

--------
++ Previously filed.